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                                                                    EXHIBIT 10.2



                      CONSENT OF ELVINGER, HOSS & PRUSSEN



    We hereby consent to being named and to the summarization of advice attributed to us in this Form 20-F/A of Stolt Offshore S.A. for the fiscal year ended November 30, 2001.



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
                                                       Elvinger, Hoss & Prussen

                                                       By:  /s/ JEAN HOSS
                                                            -----------------------------------------
                                                            Name: Jean Hoss
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Luxembourg,
July 15, 2002